PROSPECTUS

May 19, 2010

ESG Shares FTSE Environmental Technologies (ET50) Index ETF

(ETFY)

[ESG shares logo]

This Prospectus explains what you should know about the funds before you invest. Please read it carefully.  The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Pax World Funds Trust II

ESG Shares FTSE Environmental Technologies (ET50) Index ETF

The ESG Shares FTSE Environmental Technologies (ET50) Index ETF (the “Fund”), is an exchange traded fund (“ETF”) that seeks investment results that closely correspond to the price and yield performance, before fees and expenses, of an index that defines a specific segment of the global stock market.

Shares of the Fund are listed on a national securities exchange (the NYSE Arca) and trade at market prices, which may be different from its net asset value (“NAV”). The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”) in exchange for a basket of securities and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

A NOTE TO INDIVIDUAL INVESTORS

Shares can generally be purchased directly from the Fund only in exchange for a basket of securities that is expected to be worth more than one million dollars. Most individual investors, therefore, will not be able to purchase shares directly from the Fund. Instead, these investors will purchase shares in the secondary market through a brokerage account or with the assistance of a broker. Thus, some of the information contained in this Prospectus, such as information about purchasing and redeeming shares from the Fund and references to transaction fees imposed on purchases and redemptions, is not relevant to most individual investors. Shares purchased or sold through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Investment Products:

• Are Not FDIC Insured

• May Lose Value

• Are Not Bank Guaranteed

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Table of Contents ESG Shares FTSE Environmental Technologies (ET50) Index ETF
Summary of Key Information	5
Investment Objective	5
Fees and Expenses	5
Example Expenses	6
Portfolio Turnover	6
Principal Investment Strategies	7
Principal Risks	7
Performance Information	12
Investment Adviser	12
Portfolio Manager	12
Purchase and Sale of Fund Shares	12
Taxes	13
About the Fund	13
Investment Objective	13
Principal Investment Strategies	13
Index Description	14
Management	14
Investment Adviser	14
Portfolio Manager	15
Portfolio Holdings Information	15
Administrator, Custodian and Transfer Agent	16
Shareholder Information	16
Buying and Selling Shares	16
Share Trading Prices	16
Determination of Net Asset Value	17
Dividends and Distributions	19
Book Entry	19
Delivery of Shareholder Documents (Householding)	19
Frequent Purchases and Redemptions of Fund Shares	20
Investments by Registered Investment Companies	20
Taxes	21
Taxes on Distributions	21
Taxes When Fund Shares are Sold	23
Taxes on Creation and Redemption of Creation Units	23

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Creation and Redemption	24
Authorized Participants and the Continuous Offering of Shares	25
Creation and Redemption Transaction Fees for Creation Units	25
Distribution	26
Additional Notices	26
Financial Highlights	27

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ESG Shares FTSE Environmental Technologies (ET50) Index ETF

Cusip Number: 70422P305

NYSE Arca Exchange Trading Symbol: ETFY

Summary of Key Information

Investment Objective

The Fund seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the FTSE ET50 Index (the “Index”), which is created and maintained by the FTSE Group (the “Index Provider”). The Index is composed of equity securities of the fifty largest companies globally with a core business in environmental technology, measured by marketplace capitalization.

Fees and Expenses

The table below describes the fees and expenses that investors may pay if they buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None	[1]
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee[2]	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[3]	0.00%
Total Annual Fund Operating Expenses	0.55%

1  There are fees associated with Creation Units.  See “Creation and Redemption Transaction Fees for Creation Units.”

2  The management fee is a unified fee that includes all of the costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio

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transactions and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

3  Other expenses are based on estimated amounts for the current fiscal year. Other expenses consist of taxes, charges of governmental agencies and interest.

Example Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund’s operating expenses remain the same throughout those periods. This example does not include the brokerage commissions that retail investors will pay to buy and sell shares of the Fund.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because those fees will not be imposed on retail investors. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years
ESG Shares FTSE Environmental Technologies (ET50) Index ETF	$56	$176

You would pay the same expenses if you did not sell your shares at the end of the indicated periods.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example Expenses,” affect the Fund’s performance.

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Principal Investment Strategies

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE ET50 Index.  Under normal circumstances, the Fund invests more than 80% of its total assets in the component securities of the Index and in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs” and Euro Depository Receipts (“EDRs” and, collectively with ADRs and GDRs, “Depository Receipts”) representing the component securities of the Index.  The Fund uses a replication strategy to seek to achieve its investment objective, which means that it generally will hold all of the component securities of the Index in approximately the same proportions as they are represented in the Index.  The Fund may use a representative sampling strategy with respect to the Index when a replication strategy might be detrimental, such as when a security becomes temporarily illiquid, unavailable or less liquid. The Fund also may invest up to 20% of its total assets in certain futures, options and swap contracts, cash and cash equivalents, and stocks not included in the Index, but which the Fund’s investment adviser believes will help the Fund track the price and yield performance of the Index.

Principal Risks

Market Risk  Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund’s investments.

Equity Securities Risk   The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

Investment Approach Risk   The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the U.S. or foreign market segments relating to the Index.

Concentration Risk  If the Fund’s Index concentrates in the securities of a particular industry or group of industries, the Fund will concentrate its investments in the same industry or group of industries. A fund that concentrates in, or otherwise invests a large portion of its assets in, a single

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industry or group of related industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries. In such case, the Fund may be more volatile than funds invested more broadly.

Sector Risk   The Fund focuses its investments in the environmental technology sector.  Securities of companies in the environmental technology sector are subject to significant competitive pressures, such as fluctuating demand, availability of investment capital, substantial costs for research and development, aggressive pricing of products or services, new market entrants, competition for market share, short product or service cycles due to an accelerated rate of technological development and the potential for limited earnings and/or falling profit margins.  These companies also face the risks that new products or services will not be accepted by businesses or consumers, will become rapidly obsolete or will never become technologically viable.  The volatility of this sector may be exacerbated by factors completely outside of these companies’ control, such as fluctuations in the supply and price of natural resources such as oil and natural gas, national or global regulatory, legal or other developments regarding water rights and management, local and global climate change and climate change initiatives, national and international regulation of pollution, the availability of tax credits and others incentives for the development of environmental technologies and other factors.  All of the foregoing factors can affect the profitability of environmental technology companies and, as a result, the value of their securities.  In addition, most environmental technology companies have limited operating histories.  Prices of certain of these companies’ securities historically have been more volatile than other securities, especially over the short term.  Because the Fund invests a significant portion of its net assets in the securities of environmental technology companies, the Fund’s net asset value and the market price of its shares may be more volatile than a fund that is invested in a more diverse range of market sectors.

Derivatives Risk  Derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives involve risks that are different from, or potentially greater than, the risks associated with investing directly in securities and other traditional investments. Derivative strategies can involve leverage, which tends to exaggerate losses, and which may cause the Fund to lose more money than it would have lost had it invested directly in the security underlying the derivative and to lose more than the principal amount invested. The value of a derivative may fluctuate unexpectedly, especially in unusual market conditions, and may cause increased volatility. The use of derivative strategies also may increase the amount of taxes payable by shareholders. Also, a liquid

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secondary market may not exist for a derivative position at times when the Fund’s investment adviser might consider it prudent to terminate, to close out or to sell such derivative positions. Over-the-counter derivative instruments (those that are not traded on an exchange) may be illiquid, making it difficult to purchase or to sell a derivative at an advantageous time or price. In addition, transactions in derivative instruments traded in the over-the-counter markets are subject to the risk that the derivative counterparty will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. It also is possible that the Fund may not be able to find a suitable derivative counterparty, and thus may be unable to invest in derivatives altogether.

Non-U. S. Securities Risk  Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. Foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Currency Risk  Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if

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the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar.  This is true even if the local currency value of securities held by the Fund goes up.

Issuer Risk  The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

Convertible Securities Risk  Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate.  The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.  However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock.  A convertible security will normally also provide income and is subject to interest rate risk.  While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.  In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer.  Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.  Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Non-Correlation Risk  The performance of the Fund and of the Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be able to be fully invested in the component securities of the Index. Any use of sampling techniques may affect the Fund’s ability to achieve close correlation with the Index.

Management Risk  At any time that the Fund employs a representative sampling strategy, investment decisions made by the Fund’s investment adviser and portfolio manager may cause the Fund to underperform the Index.

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Market Trading Risk  Although Fund shares are listed on a national securities exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell Fund shares.

Non-Diversification Risk  The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.  This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments.  Therefore, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Small- and Medium-Sized Company Risk  Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt and erratic share price changes than larger, more established companies. Securities of these types of companies may have limited liquidity, and their prices may be more volatile.

Market Liquidity Risk  Trading of shares of the Fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the Fund is delisted or if the activation of marketwide “circuit breakers” halts securities trading generally. If the Fund’s shares are delisted, the Fund may seek to list its shares on another exchange, merge with another ETF or traditional mutual fund or redeem its shares at NAV.

Share Price Risk  As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the Fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.

The market price of Fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread (the difference between the price a dealer is willing to pay for Fund shares and the price at which a dealer is willing to sell Fund shares) charged by the exchange specialist, market makers or other participants that trade the Fund shares. The bid/ask spread on ETF shares is likely to be larger on ETFs that are traded less frequently. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, Fund shares are most likely to be traded at a

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discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

As with all ETFs, investors may lose money by investing in the Fund.

Performance Information

No performance information is presented for the Fund because it has been in operation for less than one full calendar year. After the first full calendar year of operations, a bar chart and an average annual total return table will be provided.

Investment Adviser

Pax World Management LLC (the “Adviser”) is the investment adviser for the Fund.

Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Fund’s investments.

Portfolio Manager	Title	Since
Christopher H. Brown	Chief Investment Officer for the Adviser	1998

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in large blocks of shares (typically 50,000 or more) called “Creation Units.”  Only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and to redeem Creation Units.  Most investors will buy and sell shares of the Fund, which trade on the NYSE Arca and elsewhere during the trading day, through brokers.

Shares may be redeemed by Authorized Participants in a specified number of Creation Units in exchange for a basket of portfolio securities designated by the Fund each day through the National Securities Clearing Corporation (“NSCC”). The Fund reserves the right to honor a redemption request by delivering a basket of securities

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or cash that differs from the published basket. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form as described more fully in the Statement of Additional Information.

The price of Fund shares (other than shares purchased or redeemed in Creation Units) is based on market price, and because such shares trade at market prices, rather than at NAV, such shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Taxes

If your shares are held in a taxable account, the Fund’s distributions will be taxable to you, and will be taxed as ordinary income and/or capital gains. Distributions on shares held in tax deferred accounts may be taxed at a later date.

About the Fund

Investment Objective

The Fund seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the FTSE ET50 Index, which is created and maintained by the Index Provider. Impax Asset Management Ltd. (“Impax”), which serves as subadviser to another registered investment company advised by the Adviser, may also be deemed to be an index provider for the FTSE ET50 Index. The Index is composed of equity securities of the fifty largest companies globally with a core business in environmental technology, measured by full market capitalization. The Fund’s investment objective may be changed by the board of trustees without a vote of shareholders.

Principal Investment Strategies

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the FTSE ET50 Index.  Under normal circumstances, the Fund invests more than 80% of its total assets in the component

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securities of the Index and in Depositary Receipts representing the component securities of the Index.  The Fund uses a replication strategy to seek to achieve its investment objective, which means that it generally will hold all of the component securities of the Index in approximately the same proportions as they are represented in the Index.  The Fund may use a representative sampling strategy with respect to the Index when a replication strategy might be detrimental, such as when a security becomes temporarily illiquid, unavailable or less liquid. The Fund also may invest up to 20% of its total assets in certain futures, options and swap contracts, cash and cash equivalents, and stocks not included in the Index, but which the Adviser believes will help the Fund track the price and yield performance of the Index.

Index Description

The Index is composed of equity securities of the fifty largest companies globally with a core business in environmental technology, measured by full market capitalization.  A company has a core business in the development and deployment of environmental technologies if (i) revenues derived from environmental technologies exceed 50% of total revenues, (ii) capital invested in environmental technologies exceeds 50% of total invested capital (based on book value) or (iii) earnings before interest, taxes, depreciation and amortization (“EBITDA”) derived from environmental technologies exceed 50% of total EBITDA.  This includes renewable and alternative energy, energy efficiency, water infrastructure and technologies, pollution control, waste management and technologies and environmental support services companies.  The Index is constructed using a free-float weighting methodology to ensure that only the investable opportunity set is included within the Index, and the securities of issuers are liquidity screened to ensure that the securities in the Index are tradable.  As of April 30, 2010, the Index included companies with market capitalizations that ranged from $1.1 billion to $16.4 billion.

Management

Investment Adviser

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, is the investment adviser for the Fund.  The Adviser is responsible for the management of the Fund, subject to oversight by the board of trustees of the Pax World Funds Trust II (the “Trust”), of which the Fund is a series.  The Adviser is a

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registered investment adviser and has been an investment adviser since 1971.  A discussion regarding the basis for the board of trustees’ approval of the Fund’s investment advisory agreement will be available in the Trust’s semiannual report to shareholders for the six-month period ending June 30, 2010.

The Fund pays a unified management fee to the Adviser at the annual rate of 0.55% (expressed as a percentage of the average daily net assets of the Fund).

Out of the management fee, the Adviser pays all expenses of managing and operating the Fund, except taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions and extraordinary expenses.

Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Fund’s investments.

Christopher H. Brown is the portfolio manager of the Fund, and has served in that position since the Fund’s inception.  Mr. Brown is the Chief Investment Officer of Pax and has been a portfolio manager with Pax since 1998. Mr. Brown is a graduate of the Boston University School of Management with a concentration in Finance. Mr. Brown is primarily responsible for the day-to-day management of the Funds.

The Trust’s Statement of Additional Information provides additional information about (i) the portfolio manager’s compensation, (ii) other accounts, if any, managed by the portfolio manager and (iii) the portfolio manager’s ownership, if any, of shares of the Fund.

Portfolio Holdings Information

Information about the Fund’s daily portfolio securities is available at www.esgshares.com.

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Trust’s Statement of Additional Information.

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Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information is available free of charge by calling 888-729-3863 or by visiting the Fund’s website at www.esgshares.com.

Buying and Selling Shares

Most investors will buy and sell shares of the Fund through brokers. Shares of the Fund trade on the NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges.

Shares of the Fund trade under the trading symbol “ETFY.”

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption” section of this Prospectus. Once created, shares of the Fund trade in the secondary market in quantities less than a Creation Unit.

Share Trading Prices

As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund is disseminated every fifteen seconds throughout the trading day by the NYSE Arca or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV,

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because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.

Determination of Net Asset Value

The net asset value per share (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

The NAV of the Fund ordinarily is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

The Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the board of trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events

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relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indexes or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and the usual time of valuation.

The board of trustees of the Trust has determined that, because shares of the Fund are purchased or redeemed principally by the delivery of in-kind securities, rather than cash, the use of local market closing prices to determine the value of foreign securities, rather than fair values determined as of the NYSE Close to give effect to intervening changes in the Index, is unlikely to result in material dilution of the interests of the Fund’s shareholders.  Therefore, and in order to minimize tracking error relative to the Index (which is based on local market closing prices), the Fund generally intends to use local market closing prices to determine the value of foreign securities.  The board of trustees intends to monitor the Fund’s use of local market closing prices to value foreign securities, and may determine in the future to value foreign securities using a different methodology.  Please see “Net Asset Value” in the Statement of Additional Information.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly at times that the New York Stock Exchange is closed, and the NAV of the Fund’s shares may change at times when an investor is not able to purchase, redeem or exchange shares.

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Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from the Fund in Creation Units. Fund shares are purchased or sold on the NYSE Arca at market prices, which may be higher or lower than NAV.

Dividends and Distributions

The Fund pays out dividends, if any, to investors at least annually. The Fund distributes its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gains distributions to you.

Book Entry

Shares of the Fund are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales and tax information.

Delivery of Shareholder Documents (Householding)

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names.

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Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

Since the Fund is an ETF, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and to redeem shares directly with the Fund. The Fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The Fund reserves the right, but does not have the obligation, to reject any order at any time. The Fund reserves the right to impose, but does not currently impose, restrictions on disruptive, excessive or short-term trading.

The Trust’s board of trustees has not adopted a policy whereby the Fund monitors for frequent purchases and redemptions of Fund shares (“frequent trading”).  The board of trustees believes that a frequent trading monitoring policy is unnecessary for the Fund because shares of the Fund are listed and traded on a national securities exchange.  In addition, the Fund generally sells and redeems its shares through transactions that are principally in-kind, reducing the risk of mispricing that might be exploited by a frequent trader.

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

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Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state and local tax laws.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”). A RIC is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a RIC would result in Fund-level taxation, and consequently a reduction in income available for distribution to shareholders.

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Distributions of net capital gains (the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gain rates have been temporarily reduced - in general, to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” are taxed to individuals at rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and the Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

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In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of securities held by the Fund are foreign securities and each of you and the Fund meet certain requirements, you may be entitled to claim a credit or deduction with respect to foreign taxes withheld from or paid by the Fund in respect of those foreign securities.  Potential investors should consult the Statement of Additional Information for further information.

The Fund’s use of derivatives may affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, dividends (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, effective for the Fund’s taxable year ending December 31, 2010, if certain pending legislation is enacted and subject to certain exceptions, the Fund will not be required to withhold on certain interest-related dividends or short-term capital gain dividends paid to foreign persons, provided the Fund properly designates those dividends.  The Fund may opt not to make such dividend designations.  Pending legislation proposes to extend these withholding exemptions to taxable years of a RIC beginning on or after January 1, 2010 but before January 1, 2011.  However, as of the date of this Prospectus, it is unclear whether Congress will enact this legislation and, if enacted, what its final terms will be. Foreign persons should consult the Statement of Additional Information for further information.

The Fund (or financial intermediary through which a shareholder holds shares) may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to individual shareholders who fail to provide the Fund (or intermediary) with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup

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withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares generally is treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the cash component paid.  A person who redeems Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities and the amount of cash received for such Creation Units.

Any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as short-term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.  Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The tax information provided in this Prospectus is general information and, unless otherwise explicitly noted, may not apply to a shareholder if he or she is investing through a tax-advantaged account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may

23

change (possibly with retroactive effect). Shareholders are urged to consult their own tax advisors regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.

Creation and Redemption

The shares that trade in the secondary market are “created” at NAV. The Fund issues and redeems shares at NAV only in Creation Units.  The Fund generally issues and redeems shares in exchange for in-kind securities and cash.

As a practical matter, only institutions or large investors purchase or redeem Creation Units. Each “creator” enters into an authorized participant agreement with the Fund’s distributor, and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and pays or receives a specified amount of cash (“Cash Component”) equal to the difference between the NAV of a Creation Unit and the market value of the basket of securities in exchange for a specified number of Creation Units. Each business day, prior to the opening of trading, the Fund will designate through the NSCC, the names and number of shares of each security to be included in that day’s basket. The Fund reserves the right to accept a basket of securities or cash that differs from the published basket. The Fund will not issue fractional Creation Units.

Similarly, shares may be redeemed in a specified number of Creation Units in exchange for a designated basket of portfolio securities. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the published basket. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form as described more fully in the Statement of Additional Information.

Creations and redemptions must be made by an Authorized Participant or through a firm that is either a member of the Continuous Net Settlement System of the NSCC or a DTC participant, and in either case, by a person who has executed an agreement with the Fund’s distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Trust’s Statement of Additional Information.

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Authorized Participants and the Continuous Offering of Shares

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund, a “distribution,” as such term is used in the Securities Act of 1933 (“Securities Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but who are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Creation and Redemption Transaction Fees for Creation Units

The Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee will be the amount indicated below regardless of the number of Creation Units redeemed that day. Purchasers and redeemers of Creation Units for cash (when cash creations and redemptions are permitted) will also be subject to an additional variable charge of up to a maximum of four times the standard creation/redemption transaction fee shown below to offset the transaction cost to the Fund of buying portfolio securities. In addition, purchasers and redeemers of Creation Units are responsible for payment of the costs of transferring securities to or from the Fund. From time to time, the Adviser may cover the cost of any transaction fees.

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The following table also shows, as of April 30, 2010, the approximate value of one Creation Unit for the Fund. The fees shown below are payable only by investors who purchase shares directly from the Fund. Retail investors who purchase shares on the NYSE Arca will not pay these fees.

Fund	Approximate Value of One Creation Unit	Standard Creation/Redemption Transaction Fee	Maximum Creation/Redemption Transaction Fee
ESG Shares FTSE Environmental Technologies (ET50) Index ETF	$1,250,000	$750	$3,000

Distribution

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Additional Notices

Shares of the Fund are not sponsored, endorsed or promoted by the NYSE Arca (the “Exchange”). The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Index or the ability of the Index to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

The Exchange does not guarantee the accuracy and/or the completeness of the Index or any data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund, the owners of the shares or any other person or entity from the use of the Index or any data included therein. The Exchange makes no express or implied warranties, and hereby expressly

26

disclaims all warranties of merchantability or fitness for a particular purpose, with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. The Index Provider has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the Index. Neither the Index Provider nor Impax is responsible for, or has participated in, the determination of the timing of, prices at or quantities of shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares of the Fund are redeemable.

None of the Fund, the Adviser, the Index Provider or Impax guarantee the accuracy, completeness, or performance of the Index or the data included therein.  None of the Fund, the Adviser, the Index Provider or Impax shall have any liability in connection with the Index or the calculation of the Index.

Financial Highlights

No financial highlights are provided because the Fund has yet to issue any financial statements.  Audited financial statements and an annual report will be available after the end of the Fund’s first fiscal year of operations.

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The Trust’s current Statement of Additional Information provides additional detailed information about the Fund. It is incorporated by reference in this Prospectus.

To make shareholder inquiries, for more detailed information on the Fund or to request the Statement of Additional Information, free of charge, please:

Call:	888-729-3863 Monday through Friday 9:00 a.m. to 6:00 p.m. (Eastern time)

Write:	Pax World Funds Trust II
c/o Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

Visit:	www.esgshares.com

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus, and you should not rely on any other information. Please read and keep this Prospectus for future reference.

Investment Company Act File Number: 811-22187

© 2010 Pax World Funds Trust II

[ESG Shares logo]

The Fund is distributed by

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

888-729-3863

www.esgshares.com

info@paxworld.com

STATEMENT OF ADDITIONAL INFORMATION

Dated as of May 19, 2010

PAX WORLD FUNDS TRUST II

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus dated as of May 19, 2010 (“Prospectus”) for the following separate investment portfolio (the “Fund”) of Pax World Funds Trust II (the “Trust”), as such Prospectus may be revised from time to time:

ESG Shares FTSE Environmental Technologies (ET50) Index Fund

CUSIP Number:

70422P305

NYSE Arca Exchange Trading Symbol:

ETFY

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus, unless otherwise noted. Financial statements and shareholder reports will be made available after the Fund has completed its first fiscal year of operations.

A copy of the Prospectus may be obtained, without charge, by calling 888-729-3863, by visiting www.esgshares.com or by writing to Pax World Funds Trust II, c/o Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND THE FUND	1

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS	1

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	18

DESCRIPTION OF THE INDEX	19

FTSE ET50 Index	19

INVESTMENT RESTRICTIONS	22

CONTINUOUS OFFERING	22

MANAGEMENT OF THE TRUST	23

Trustees and Officers	24
Interested Trustees and Officers	25
Disinterested Trustees	27
Compensation of Trustees	28
Portfolio Manager	29
Control Persons and Principal Holders of Securities	30
Code of Ethics	30
Proxy Voting Guidelines	31
Investment Adviser	31
Administrator, Custodian and Transfer Agent	32
Distributor	32
Brokerage Transactions	32
Brokerage Selection	33
Brokerage Commissions	34

ADDITIONAL INFORMATION CONCERNING THE TRUST	34

Capital Stock and Other Securities	34
Role of DTC	34

CREATION AND REDEMPTION OF CREATION UNITS	35

Creation	35
Portfolio Deposit	35
Procedures for Creation of Creation Units	36
Placement of Creation Orders for the Fund	36
Cash Purchases	37
Acceptance of Orders for Creation Units	37
Creation Transaction Fee	38
Placement of Redemption Orders for the Fund	38
Cash Redemptions	39
Regular Holidays	39

TAXES	40

Qualification as a Regulated Investment Company	40
Taxation of the Fund	41

Fund Distributions	41
Sale or Exchange of Shares	43
Federal Tax Treatment of Certain Fund Investments	43
Foreign Investments	43
Investment in PFICs	44
Tax-Exempt Shareholders	44
Non-U.S. Shareholders	44
Creation and Redemption of Creation Units	45
Section 351	45
Backup Withholding	45
Tax Shelter Reporting Regulations	46
General Considerations	46

NET ASSET VALUE	46

DIVIDENDS AND DISTRIBUTIONS	47

MISCELLANEOUS INFORMATION	47

FINANCIAL STATEMENTS	48

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on February 7, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).  This SAI relates to the following Fund:

ESG Shares FTSE Environmental Technologies (ET50) Index Fund

The Fund seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of a particular index (the “Index”) that defines a specific segment of the global stock market. The Index is created and maintained using proprietary methodology developed by FTSE Group. Pax World Management LLC (“Pax”) is the investment adviser to the Fund.

The Fund issues and redeems shares at net asset value (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Shares of the Fund are listed on the New York Stock Exchange Arca (“NYSE Arca”) and trade throughout the day on the NYSE Arca and other secondary markets at market prices that may differ from NAV. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the NAV of the Fund.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may employ other investment practices and may be subject to additional risks which are described below.  Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information or by applicable law or regulation, the Fund may engage in each of the practices described below.  However, the Fund is not required to engage in any particular transaction or to purchase any particular type of security or investment even if to do so might benefit the Fund.  Unless otherwise stated herein, all investment policies of the Fund may be changed by the board of trustees of the Trust without shareholder approval.  In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques.  These additional restrictions may be changed with the consent of the board of trustees but without approval by or notice to shareholders.

BANK OBLIGATIONS.  Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits. The Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Fund may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

BORROWING.   The Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of the Fund’s assets and may force the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of the Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) Business Days after the day on which such value falls below 300% of such principal amount, with “Business Day” defined as any day that the NYSE, the Trust and the Fund’s custodian are open for business, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act.  In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Fund’s limitations on borrowings as specified under “Investment Restrictions” below.

COMMERCIAL PAPER.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which Pax has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, the Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security — that is, an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible is composed of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

DERIVATIVE INSTRUMENTS.  Subject to the limitations described under “Investment Restrictions” below, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon Pax’s ability to forecast interest rates and other economic factors correctly. If Pax incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could lose money.

The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If Pax incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.

The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options.  The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund also may use options on futures contracts (“futures options”).

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis).  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

When selling a call option on a futures contract, the Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by the Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount” — that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by Pax in accordance with procedures established by the board of trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on Pax’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

EMERGING MARKET SECURITIES.  An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES.  To the extent the Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by the Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES.  The Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-U.S.) Securities” below. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

EXCHANGE-TRADED FUNDS.  Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market. The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES.  The Fund may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Fund invests.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition.

The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-U.S.) SECURITIES.  Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which the Fund may invest also include Eurodollar obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a U.S. person.

American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Some securities of corporations domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They are often “growth” companies or “start-up” companies. For U.S. federal income tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Code Section 954.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund intends to comply with federal tax reporting of these investments. Subject to applicable limits under the 1940 Act, the Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS.  The Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and the Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in  the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Fund might be expected to enter into forwards under the following circumstances:

Lock In. When Pax desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If Pax wants to eliminate substantially all of the risk of owning a particular currency, and/or if Pax believes that the Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. Pax might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES.

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWSSM”) , are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Performance Indexed Paper. Performance indexed paper (“PIPSSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.

dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two Business Days prior to maturity.

ILLIQUID SECURITIES.  The Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the board of trustees. Pax may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INITIAL PUBLIC OFFERINGS.  Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the effect of IPOs on the Fund’s performance generally decreases.

LACK OF DIVERSIFICATION. The Fund is considered to be “non-diversified.” A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. As a result, the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

The Fund does, however, intend to maintain the level of diversification necessary to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. The Subchapter M diversification tests generally require that (i) a Fund invest no more than 25% of its total assets in securities (other than securities of the U.S. Government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, and (ii) at least 50% of the market value of the Fund’s total assets consist of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer. These tax requirements are generally applied at the end of each quarter of the Fund’s taxable year.  For further discussion of these requirements see “Taxes — Qualification as a Regulated Investment Company” below.

MONEY MARKET INSTRUMENTS.  Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

OTHER INVESTMENT COMPANIES.  The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange Commission (the “SEC”).  The Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when Pax believes share prices of other investment companies offer attractive values. The Fund may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for the Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Fund may invest in investment companies that are advised by Pax or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. The Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectus and herein.

PREFERRED STOCK.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may fluctuate substantially if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REPURCHASE AGREEMENTS.  A repurchase agreement is a contract under which the Fund would acquire a security subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Pax will monitor the creditworthiness of the counterparties.

REVERSE REPURCHASE AGREEMENTS.  A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund’s limitations on borrowings.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

RIGHTS AND WARRANTS.  A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES. The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the board of trustees.

SHORT SALES.  Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan.

When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

The Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES.  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group.  Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

TRACKING VARIANCE.  As discussed in the Prospectus, the Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors.  Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held.  In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Fund’s holdings to its investment objective.  Tracking variance also may occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Index or the manner in which the Index is calculated or because the indexing and investment approach of Pax does not produce the intended goal of the Fund.  Tracking variance is monitored by Pax at least quarterly.  In the event the performance of the Fund is not comparable to the performance of the Index, the board will evaluate the reasons for the deviation and the availability of corrective measures.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, the Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. The Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Fund may enter into forward commitments for the purchase or sale of foreign currencies.  Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The board of trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities.  These policies and procedures are reasonably designed to protect the confidentiality of the Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

As an ETF, the Fund makes information about its portfolio holdings available on a daily basis in accordance with the provisions of the SEC order applicable to the Fund, regulations of the NYSE Arca and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next business day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the NYSE Arca, the NSCC and/or third party service providers.

The Fund may disclose on the Fund’s website at the start of each business day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that business day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior business day and/or trades that have been completed prior to the opening of business on that business day and that are expected to settle on that business day.

Disclosure of the Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Fund’s service providers that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”).

Before any disclosure of Confidential Portfolio Information to Service Providers is permitted, the following conditions must be met:  (i) the Fund’s Chief Compliance Officer must authorize the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) any Confidential Portfolio Information in written or electronic form must contain an appropriate confidentiality legend.

Complete portfolio holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows:  (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Fund’s Forms N-CSR and Forms N-Q will be available on the SEC’s website at www.sec.gov.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Fund’s portfolio holding disclosure policies and procedures. The board of trustees reviews the implementation of the Fund’s portfolio holding disclosure policies and procedures on a periodic basis.

DESCRIPTION OF THE INDEX

A brief description of the Index is provided below. Additional information about the Index, including the components and weightings of the Index, as well as the rules that govern inclusion and weighting in the Index, is available at www.esgshares.com or at www.ftse.com.

FTSE ET50 Index

Number of Components: approximately 50

INDEX DESCRIPTION.  The Index is created and maintained by FTSE Group (“FTSE”).  The Index measures the performance of companies that have a core business in the development and deployment of environmental technologies.  This includes renewable and alternative energy, energy efficiency, water infrastructure and technologies, pollution control, waste management and technologies and environmental support services companies.  The Index is currently calculated on a real-time basis. Index performance and characteristics and a summarized Index methodology are displayed on the FTSE website at www.ftse.com.

COMPONENT SELECTION CRITERIA.  The Index is composed of the fifty largest pure play environmental technology companies globally measured by full market capitalization.  The Index is constructed using a free-float weighting methodology to ensure that only the investable opportunity set is included within the Index, and the securities of issuers are liquidity screened to ensure that the securities in the Index are tradable.

PERIODIC INDEX RECONSTITUTION.  The Index will be reviewed semiannually in June and December using data as of the close of business on the last day of May and November. The semiannual review will be implemented after the close of business on the third Friday of June and December.  Capping will be implemented quarterly after the close of business on the third Friday of March, June, September and December.

Details of the outcome of the semiannual review will be announced as soon as possible after the semiannual FTSE Environmental Markets Advisory Committee meeting has concluded.

FTSE will be responsible for publishing the five highest ranking non-constituents of the Index at the time of the periodic review.  A reserve list will be used in the event that one or more constituents are deleted during the period preceding the periodic review.

The rules for inserting and deleting securities at the periodic review are designed to provide stability in the selection of constituents of the Index while ensuring that the Index continues to be representative of the market by including or excluding those securities which have risen or fallen significantly.  A company will be inserted at the periodic review if it rises above the 40th position in the Index when the eligible securities for the Index are ranked by full market capitalization — that is, before the application of any investability weighting.  A company will be deleted at the periodic review if it falls below the 60th position in the Index when the eligible securities for the Index are ranked by full market capitalization.

FTSE generally will maintain a constant number of 50 constituents for the Index.  If more companies qualify to be inserted in the Index than qualify to be deleted, the lowest ranking constituents then included in the Index will be deleted to ensure that an equal number of companies are inserted and deleted at the periodic review.  Likewise, if more companies qualify to be deleted than qualify to be inserted, the securities of the highest ranking companies not then included in the Index will be inserted to match the number of companies being deleted at the periodic review.

If a company is deleted from the Index after the FTSE Environmental Markets Advisory Committee has approved periodic changes to the Index, but before the periodic changes have been implemented, the highest ranking company from the reserve list at the day of the deletion, excluding then - current Index constituents, will replace the deleted company.

The Index uses a capping methodology every quarter to reduce concentration for constituents that are considered overweighted in the Index.  The capping algorithm is applied to each constituent of the Index that requires capping — that is, any constituent whose uncapped weight is greater than 10%.

INDEX MAINTENANCE. The Index is maintained by FTSE. Impax Asset Management will notify the FTSE Environmental Markets Advisory Committee as soon as possible if there are any new company issues expected.  The new issue is required to be in a company from a country included in the FTSE Global Equity Index Series and must rank at least 10th or higher in the Index, before application of individual constituent investability weightings.  FTSE will normally decide to include the new issue as a constituent of the Index after the close of business on the second day of official trading.  Therefore, the lowest ranking constituent in the Index will be removed and included in the reserve list.  In all cases, advance notification confirming the timing of the inclusion of the new constituent will be given.

If a constituent of the Index is delisted it will be removed from the Index.  The constituent will be replaced by the highest ranking company in the reserve list by full market capitalization five days prior to the event being implemented. If the FTSE Environmental Markets Advisory Committee decides to include a new issue as a constituent security other than as part of the normal periodic review procedure, this decision must be publicly announced at the earliest practicable time.

For the purpose of this rule, a company that is relisted following suspension or that is reorganised or renamed or that arises from a demerger or complex reorganisation of another company that is not an existing constituent, shall not be considered to be a new issue. New issues will also be subject to the free float, cross-holdings and foreign ownership restriction and other requirements detailed in the Index ground rules.

If a constituent is delisted, ceases to have a firm quotation, is subject to a takeover or has, in the opinion of the chairman of the FTSE Environmental Markets Advisory Committee (or his nominated deputy), ceased to be a viable constituent as defined by the Ground Rules, it will be removed from the Index.

If a company is removed from the Index, the vacancy will be filled by selecting the highest ranking security by full market value in the reserve list as of the close of the Index calculation five days prior to the deletion and adjusted accordingly.

In the event of a takeover, constituents will be deleted from the Index when confirmation is received that acceptance levels have reached a minimum of 85% and that any new shares of the bidding company (if applicable) are listed.  A company deleted following a takeover, with a remaining free float of 15% or less, will not be reconsidered for Index inclusion until completion of a one year trading record. Constituents removed in accordance with this rule, but which continue to trade thereafter, will be considered for reinclusion in the Index at the next review, subject to eligibility screens, and only if at least six months has passed between deletion and the implementation date of the changes arising from the review.

If the effect of a merger or takeover is that one constituent in the Index is absorbed by another constituent, the resulting company will remain a constituent of the Index, and a vacancy will be created.  This vacancy will be filled by selecting the highest ranking security by full market capitalization in the reserve list as of the close of the Index calculation five days prior to the deletion and adjusted in accordance with the new issue rule.

If a constituent company in the Index is taken over by a non-constituent company, the original constituent will be removed and replaced by the highest ranking non-constituent in the reserve list.  Any eligible company resulting from the takeover will be eligible to become the replacement company if it is ranked high enough on the reserve list.

If a constituent company is split to form two or more companies, then the resulting companies will be eligible for inclusion as constituents in the Index provided that they are larger than the smallest constituent, based on their respective full market capitalizations — that is, before the application of any investability weightings — and if they qualify in all other respects.  For example, an Index constituent split into two companies may result in one or both of those companies remaining in the Index.  When both of those companies remain in the Index, the smallest Index constituent will be removed from the Index and included in the reserve list.

When a constituent is suspended it may remain in the Index, at the price at which it is suspended, for up to 10 Business Days.  During this time, the FTSE Environmental Markets Advisory Committee may delete the constituent either at its suspension price or at a value of zero.  Replacement of constituents will be handled according to the new issue rules.  This change will be effected after the close of the Index calculation and prior to the start of the Index calculation on the following day.  Removing a constituent at zero indicates that the stock is believed to be valueless.

When a suspension of a constituent lasts beyond noon on the tenth Business Day (and the option to remove the constituent has not been exercised), the constituent will normally be deleted from the Index on the eleventh Business Day, either at its suspension price or at zero.  When suspension is for a reason not to the detriment of the constituent, it may be retained or removed at its suspension price with the approval of the chairman (or his nominated deputies) of the FTSE Environmental Markets Advisory Committee. Replacement of constituents will be handled according to the Index ground rules.

For the purposes of computing the Index, the number of shares in issue for each constituent security is expressed to the nearest share and, to prevent a large number of insignificant weighting changes, the number of shares in issue for each constituent security is amended only when the total shares in issue held within the index system changes by more than 1% on a cumulative basis.  Changes will be made quarterly after the close of business on the Monday following the third Friday of March, June, September and December.

If a corporate action is applied to an Index constituent which involves a change in the number of shares in issue, the change in shares will be applied simultaneously with the corporate action.

If accumulated changes in the number of shares in issue add up to 10% or more or when an accumulated share change represents US $2 billion of a company’s total market capitalization, they are implemented between quarters.  A minimum of 4 days notice will be given to users of the Index.  WM/Reuters Spot Rates will be used to convert the market capitalization into US dollars. The US $2 billion threshold may be adjusted annually in December by FTSE.  If an adjustment is made, it will be applied for the first time at the next review in March of the following year.

All adjustments are made before the start of the Index calculation on the day concerned, unless market conditions prevent such timing.

INDEX AVAILABILITY.  The component securities and a summary methodology of the Index are displayed on the Fund’s website (www.esgshares.com), and a summary of the Index methodology is displayed on the FTSE website (www.ftse.com).

The prices of the Index during business hours will be calculated in real time and published every fifteen seconds.

INVESTMENT RESTRICTIONS

The following investment policies are fundamental investment policies.  Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  Except as otherwise noted in the Prospectus, the Fund’s investment objective and principal investment strategies are not fundamental, and may be changed without a vote of shareholders.  A “majority of the Fund’s outstanding voting securities,” when used in this SAI, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

The Fund may not:

1.                                       Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities that are secured by interests in real estate.

2.                                     Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

3.                                     Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of the Fund’s portfolio securities.

4.                                     Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

5.                                     Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Additionally, if the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments in the same industry or group of industries. If the Fund concentrates its investments in a particular industry or group of industries, the Fund will be more susceptible to the risks particular to such industry or group of industries than a fund that is not so concentrated.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

MANAGEMENT OF THE TRUST

The board of trustees (the “Board”) is responsible for overseeing the management and operations of the Trust.  The Board consists of eight Trustees who have varied backgrounds, experience and skills.  Six of the Trustees, including the chairman of the Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”).  Two of the Trustees, Messrs. Shadek and Keefe, are “interested persons” of the Trust by reason of their affiliation with Pax.  Additional information about the backgrounds and qualifications of the Trustees is provided below in the section captioned Trustees and Officers.  The Board has two standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Trust’s overall governance and risk management structure.  The committees include the Audit Committee and the Nomination, Compensation and Compliance Committee.  The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.  The Nomination, Compensation and Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters.  Each Disinterested Trustee serves on only one committee, which the Board believes allows each Disinterested Trustee to better develop an expertise in the matters for which his or her committee is responsible.

Pax serves as investment adviser to the Fund pursuant to an investment advisory agreement between Pax and the Trust.  Pax, subject to the supervision of the Board, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies, and also is responsible for management of the risks that arise from the Fund’s investments and operations.  The Board oversees Pax and decides upon matters of general policy.  The Board’s role is one of oversight, not active management.  This oversight extends to the Fund’s risk management processes.  In addition, each Board committee oversees Pax’s risk management services with respect to the particular activities within the committee’s purview.  In the course of providing oversight, the Board and its committees receive a broad range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting.  The Board and its committees meet periodically with officers of the Fund and Pax.  The Board and the Nomination, Compensation and Compliance Committee also meet periodically with the Fund’s chief compliance officer, who also serves as chief compliance officer of Pax, to receive reports regarding the compliance of the Fund and Pax with the federal securities laws and their internal compliance policies and procedures.  In addition, the Board meets periodically with the portfolio manager of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Fund.  In particular, the Board believes that having a Disinterested Trustee serve as the chairman of the Board and as the chair of each committee promotes independence from Pax in setting agendas and conducting meetings.  The Board believes that its committee structure makes its oversight more efficient and effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

Trustees and Officers

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee.  Generally, no one factor was decisive in the nomination or appointment of an individual to the Board.  Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following:  (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee.  Below is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Trustee should serve as a Trustee:

Adrian P. Anderson — Mr. Anderson has significant investment and organizational oversight experience, having co-founded an investment management and consulting firm and served as its chief executive officer for several years.  Mr. Anderson also is a certified public accountant.

Carl H. Doerge, Jr. — Mr. Doerge has significant investment expertise, having been a private investor for more than a decade.  Mr. Doerge also has significant organizational oversight experience, including as a member of the boards of various non-profit organizations.  Mr. Doerge also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 1997.

Cynthia Hargadon — Ms. Hargadon has more than two decades of investment experience, having served in executive positions in investment management and investment consulting for various companies.  Ms. Hargadon also has significant experience with investment company oversight, having served as a member of the boards of various investment companies.  Ms. Hargadon is a member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds).

Joseph Keefe — Mr. Keefe has substantial experience with companies engaged in socially responsible investing, and previously served on the Board of Directors of the Social Investment Forum, a trade association representing socially responsible investment professionals and asset managers.  Mr. Keefe also has served in executive capacities and/or as a member of the boards of various organizations.  Mr. Keefe is the Chief Executive Officer and President of the Adviser.

Louis F. Laucirica — Mr. Laucirica has served as the Associate Dean and Director of Undergraduate Studies at the Wesley J. Howe School of Technology Management at the Stevens Institute of Technology since 1999.  Mr. Laucirica also has significant management experience, having held executive positions with various technology companies.  Mr. Laucirica also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 2003.

John L. Liechty — Mr. Liechty has significant experience in investment company management, operations and oversight, having served as the president and chief executive officer of a socially responsible mutual fund for more than twelve (12) years.  Mr. Liechty is a member of the board of directors of the Social Investment Forum, a trade association representing socially responsible professionals, investors and asset managers.  He also serves on the investment committee, audit committee and board of several not-for-profit organizations.  Mr. Liechty is a CERTIFIED FINANCIAL PLANNERTM professional.

Laurence A. Shadek — Mr. Shadek has significant investment experience as a private investor.  Mr. Shadek also has significant management experience, having served as an executive officer of a brokerage company for more than two decades.  Mr. Shadek is the Chairman of the Board of the Adviser.

Nancy S. Taylor — Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School.  Ms. Taylor also has substantial tenure on the Board, having served on the Board of the Trust or its predecessors since 1997.

The following tables reflect the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held during the past five (5) years, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Trust.  The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered “interested persons” under the 1940 Act by virtue of their position or affiliation with the Adviser.  The trustees in the second table are Disinterested Trustees.  The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Trustees and Officers

Name and Age	Position(s) Held with the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee

Laurence A. Shadek (60)	Trustee (since 2008)	Chairman of the Board of Pax (1996-present); Executive Vice-President of Wellington Shield and Co., Inc. or its predecessor organization (1986-present); Trustee of Pax World Funds Series Trust I (2006-present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998-present).	14

Joseph Keefe (56)	Trustee, Chief Executive Officer (since 2008)	Chief Executive Officer (2005-present) and President (2006-present) of Pax; Trustee of Pax World Funds Series Trust I (2006-present); President of Pax World Money Market Fund (2006-2008); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005-2006); President of New Circle Communications LLC (2000-2005); Co-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of On	14

Belay (2006-present), Americans for Campaign Reform (2003-present), and the Social Investment Forum (2000-2006).

John Boese (47)	Chief Compliance Officer (since 2008)

Chief Compliance Officer of Pax (2006-present); Chief Compliance Officer of Pax World Funds Series Trust I (2006-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000—2006).

N/A

Maureen Conley (48)	Secretary (since 2008)	Senior Vice President of Shareholder Services/ Operations (2005-present) and Manager of Shareholder Services (2000-2005) for Pax; Secretary of Pax World Funds Series Trust I (2006-present).	N/A

Alicia K. DuBois (50)	Treasurer (since 2008)

Chief Financial Officer of Pax (2006-present); Treasurer of Pax World Funds Series Trust I (2006-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006).

N/A

Scott LaBreche (37)	Assistant Treasurer (since 2010)

Director, Portfolio Analysis & Reporting for Pax (2009-present),  Fund Administration Manager & Portfolio Analyst for Pax (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000-2007).

N/A

Disinterested Trustees

Name and Age	Position(s) Held with the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in the Pax World Fund Family Overseen by Trustee

Adrian P. Anderson (55)(2)	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2007-present); Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	14

Carl H. Doerge, Jr. (71)(2)	Chairman of the Board of Trustees; Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006-present); Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	14

Cynthia Hargadon (54)(3)	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006-present); Managing Director of CRA Rogers Casey (2006-2010); Senior Consultant of North Point Advisors, LLC (2003-2006); President of Potomac Asset Management, Inc. (2000-2002).	14

Louis F. Laucirica (67)(2)	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006-present); Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present).	14

John L. Liechty (55)(3)	Trustee (since 2009)	Principal, Integrated Investment Solutions (2009-present); President and CEO, MMA Praxis Mutual Funds (1997-2008).	14

Nancy S. Taylor (54)(3)	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006-present); Senior Minister, Old South Church in Boston, MA (2005-present); Minister and President, Massachusetts Conference, United Church of Christ (2001-2005); Trustee, Andover Newton	14

Theological School (2002-present); Chair of the Board of Trustees of Andover Newton Theological School; Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).

(1)	Trustees of the Trust hold office until a successor is chosen and qualifies. Officers of the Trust are appointed by the board of trustees and hold office until a successor is chosen and qualifies.

(2)	Designates a member of the Audit Committee.

(3)	Designates a member of the Nomination, Compensation and Compliance Committee.

* * * * *

None of the officers or trustees of the Trust are related to one another by blood, marriage or adoption.

The following table shows the dollar range of shares beneficially owned by the trustees in the Fund as of the date of this SAI, and, on an aggregate basis, in any investment company overseen by the trustee in the Pax World Fund Family as of December 31, 2009:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Pax World Fund Family
Interested Trustees
Mr. Laurence A. Shadek	None	Over $100,000
Mr. Joseph Keefe	None	Over $100,000

Disinterested Trustees
Mr. Adrian P. Anderson	None	None
Mr. Carl H. Doerge, Jr.	None	Over $100,000
Ms. Cynthia Hargadon	None	$10,001-$50,000
Mr. Louis F. Laucirica	None	$10,001-$50,000
Mr. John L. Liechty(1)	None	$10,001-$50,000
Dr. Nancy S. Taylor	None	Over $100,000

*                                         Because the Fund is newly formed, no trustee beneficially owns shares of the Fund as of the date of this Statement of Additional Information.

(1)                                 Mr. Liechty was elected as a trustee of the Trust on March 10, 2010.

Compensation of Trustees

The Trust and Pax World Funds Series Trust I (“PWFSTI”) together pay each disinterested trustee an annual retainer of $16,000 ($25,000 for the chairman). In addition, the Trust and PWFSTI currently pay each disinterested trustee a fee of $4,000 for attendance at each meeting of the board of trustees. Trustees are also reimbursed for their travel expenses for attending meetings of the board of trustees. In addition, the Trust and PWFSTI pay $2,500 to each member of the Audit Committee for attendance at each Audit Committee meeting, and $2,500 to each member of the Nomination, Compensation and

Compliance Committee for attendance at each Nomination, Compensation and Compliance Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trust or PWFSTI for services performed as a trustee.  Compensation is allocated among the Fund, the other series of the Trust and the series of PWFSTI as follows: (i) 50% allocated to Pax World Balanced Fund and (ii) the remaining 50% allocated equally across each remaining Pax World Fund (including the Fund).

The following tables set forth compensation information for the year ended December 31, 2009 relating to trustees of the Trust:

Name of Interested Trustee	Aggregate Compensation from the Fund*	Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation from the Fund and the Pax World Fund Family
Joseph Keefe	N/A	N/A	N/A	N/A
Laurence Shadek	N/A	N/A	N/A	N/A

Name of Disinterested Trustee	Aggregate Compensation from the Fund*	Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation from the Fund and the Pax World Fund Family
Adrian Anderson	N/A	N/A	N/A	$46,000
Stephen Curwood(1)	N/A	N/A	N/A	$25,000
Carl Doerge	N/A	N/A	N/A	$55,000
Cynthia Hargadon	N/A	N/A	N/A	$40,750
Louis Laucirica	N/A	N/A	N/A	$46,000
John L. Liechty(2)	N/A	N/A	N/A	$0
Nancy Taylor	N/A	N/A	N/A	$46,000

*                                         Because the Fund is newly formed, no trustee had received compensation or other benefits from the Fund as of December 31, 2009.

(1)                                 Stephen Curwood served as a trustee of the Trust until September 2009.

(2)                                 John Liechty was elected as a trustee of the Trust on March 10, 2010.  Therefore, Mr. Liechty did not receive any compensation from any Fund in the Pax World Fund Family for the year ended December 31, 2009.

Portfolio Manager

Other Accounts Managed

The following table summarizes information regarding accounts (other than the Fund) managed by the portfolio manager, Christopher H. Brown.  The information is as of March 31, 2010, and includes amounts managed by a team, committee or other group that includes the portfolio manager.

	Other Pooled Vehicles	Other Accounts	Other Registered Investment Companies
Number	0	0	2
AUM ($million)	$0	$0	$1,900

Mr. Brown manages no other accounts or assets for which the advisory fee is based on performance.

Conflicts

In managing other portfolios, Pax may be subject to potential conflicts of interest.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities and/or conflicts due to different fees.  As part of its compliance program, Pax has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of Pax manage more than one portfolio.  Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account.  Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest.  While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, Pax has adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings.  Currently, while no portfolios under Pax’s management have performance fees, some portfolios may have higher fees than others.  These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Pax does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Pax personnel periodically review the performance of Pax’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

Compensation

Pax seeks to maintain a highly competitive compensation program designed to attract and to retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.  Generally, the portfolio manager’s compensation with respect to his management of the Fund consists of a base salary and additional incentive or performance-based bonus of up to 100% of base salary based on the pre-tax performance of the Fund in comparison to Lipper peer group averages for the same asset class over the one-, three-, five- and ten-year periods, as applicable.  In addition, the portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of Pax’s employees.  Incentive or performance-based compensation of investment professionals may be higher or lower with respect to other accounts than with respect to the Fund.

Ownership of Securities

Because the Fund is newly formed, the portfolio manager does not beneficially own any shares of the Fund as of the date of this SAI.

Control Persons and Principal Holders of Securities

To the knowledge of the Fund, because the Fund is newly formed, as of April 30, 2010, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of the Fund.  The Kellogg Group is providing the initial seed capital for the Fund and may be deemed to control the Fund during the period in which it retains beneficial ownership of shares acquired through such investment. As of the date of this SAI, no officer or trustee of the Trust owns any shares of the Fund or of the Trust.

Code of Ethics

The Fund and Pax have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 under the 1940 Act.  The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund have been included as Appendix A hereto.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 888-729-3863 or by visiting the Fund’s website at www.esgshares.com, and is available without charge by visiting the SEC’s web site at www.sec.gov.

Investment Adviser

General

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the investment adviser to the Fund.  Pax was originally organized in 1970.  As of December 31, 2009. Pax had approximately $2.5 billion in assets under management.  Pax currently manages investments for clients other than the Fund, and may continue to do so in the future.

Substantially all of Pax’s ownership interests are currently owned directly or indirectly by Mr. Laurence A. Shadek and members of his family.  As a result, the Shadek family may be deemed to “control” Pax.

Investment Advisory Agreement

Pursuant to the terms of an investment advisory agreement (the “Management Contract”), Pax, subject to the supervision of the board of trustees of the Trust, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment strategies and investment policies.

Pursuant to the Management Contract, Pax has contracted to furnish the Fund continuously with an investment program, determining what investments to purchase, sell and exchange for the Fund and what assets to hold uninvested.  Pax also has contracted to pay all of the Fund’s costs and expenses, excluding taxes, charges of governmental agencies, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses and extraordinary expenses. This arrangement is sometimes referred to herein as the “Unitary Fee.”  In return for such services, the Fund pays an advisory fee to Pax at the annual rate of 0.55% (expressed as a percentage of the average daily net assets of the Fund).

Under the Management Contract, any liability of Pax to the Fund and/or its shareholders is limited to situations involving Pax’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

The Management Contract may be terminated at any time on at least 30 days, but no more than 60 days, written notice by Pax, by the board of trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.  The Management Contract will automatically terminate upon any “assignment” (as defined in the 1940 Act) thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the board of trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the trustees who are not interested persons (as such term is defined in the 1940 Act) of Pax or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

Pax pays all salaries of officers of the Trust.

* * * * *

Because the Fund is newly formed, no advisory fee has been paid by the Fund as of the date of this SAI.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund. State Street’s principal address is 100 Lincoln Street, Boston, MA 02110. Under the administration agreement with the Trust, State Street provides certain administrative services for the maintenance and operations of the Trust and the Fund. Under the custody agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides accounting services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, under a delegation agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a transfer agency and service agreement with the Trust, State Street acts as transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. State Street is compensated by Pax for its administrative, custody and transfer agency services as part of the Unitary Fee arrangement for the Fund.

Distributor

ALPS Distributors, Inc. (“Distributor”) is the distributor of shares of the Trust. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a distribution agreement with the Trust pursuant to which it distributes shares of the Fund. The distribution agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the section captioned “Creation and Redemption of Creation Units.” Shares other than in Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with Pax or any stock exchange.

The distribution agreement provides that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities of the Fund. The distribution agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

The Distributor is compensated by Pax for its distribution services as part of the Unitary Fee arrangement for the Fund.

Brokerage Transactions

Pax is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any.  Investment decisions for the Fund and for the other investment advisory clients of Pax are made with a view to achieving their respective investment objectives.  Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund).  Some securities considered for investment by the Fund may also be appropriate for other clients served by Pax.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and such clients in a manner deemed fair and reasonable by Pax.  Pax may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that in Pax’s opinion is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions.  Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates.  Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

Brokerage Selection

Pax places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion.  In effecting purchases and sales of portfolio securities for the accounts of the Fund, Pax will seek the best price and execution of the Fund’s orders.  In doing so, the Fund may pay higher commission rates than the lowest available when Pax believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.  Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolio, Pax will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers.  Consistent with this practice, Pax receives services from many broker-dealers with which Pax places the Fund’s portfolio transactions.  These services include, among other things, such items as general economic and security market reviews, industry and company reviews and evaluations of securities recommendations as to the purchase and sale of securities.  Some of these services are of value to Pax in advising other clients.  The advisory fees paid by the Fund are not reduced because Pax receives such services even though the receipt of such services relieves Pax from expenses it might otherwise bear.

In reliance on the “safe harbor” provided by Section 28(e) of the 1934 Act, Pax may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if Pax determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or Pax’s overall responsibilities to the advisory accounts for which Pax exercises investment discretion.

Pax may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Fund when, in the judgment of Pax, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Fund may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Brokerage Commissions

Because the Fund is newly formed, no brokerage commissions have been paid by the Fund as of the date of this SAI.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Capital Stock and Other Securities

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value.  Each share of the Fund has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares are voted in the aggregate.  The Fund’s shares do not have cumulative voting rights for the election of trustees.  In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund’s assets after all debts and expenses of the Fund have been paid.  There are no conversion, preemptive or other subscription rights in connection with any shares of the Fund.  All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable by the Trust.

Role of DTC

DTC acts as securities depository for the shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the American Stock Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial

Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (defined below).

Fund shares are issued and redeemed only on Business Days.

Portfolio Deposit

The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”), which constitutes a substantial replication of the securities involved in the Index and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant (defined below).

The Fund, through the NSCC or otherwise, makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Index.

In addition, the Trust reserves the right to permit or to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount when the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted by law or when the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted by law, or in certain other situations. The adjustments described above will reflect changes known to the Trust on the date of announcement to be in effect by the time of delivery of a Portfolio Deposit, in the composition of the Index or resulting from certain corporate actions. The Fund reserves the right to use this approach.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” that is, a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and a DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Units using the process described in the Participant Agreement.

The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units must be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request that the investor make certain representations or enter into agreements with respect to the order, for example, to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, in which case orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Placement of Creation Orders for the Fund

To initiate an order for a Creation Unit of shares, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Fund. The Distributor will notify Pax and State Street of such order. State Street will then provide such information to the appropriate sub-custodian(s). State Street shall cause the appropriate sub-custodian(s) of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

Portfolio Deposits will not be made either through the Clearing Process (i.e., initiate instructions pertaining to Portfolio Deposits through the CNS System as such processes have been enhanced to effect purchases and redemptions of Creation Units) or outside the Clearing Process (i.e., through a DTC Participant). Instead, State

Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable sub-custodian(s). The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issuance of the Creation Unit.

To the extent contemplated by the applicable Participant Agreement, Creation Units of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% (which percentage Pax may change from time to time) of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Cash Purchases

When, in the sole discretion of the Trust, cash purchases of Creation Units of shares are available or specified for the Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described in the Prospectus.

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or Pax, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor or Pax make it for all practical purposes impossible to process creation orders. Examples of such circumstances include: acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Pax, the Distributor, DTC, NSCC, State Street or sub-custodians or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, State Street, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

The Fund imposes a transaction fee on investors purchasing or redeeming Creation Units. For this reason, investors purchasing or redeeming through the DTC Process generally will pay a higher transaction fee than will investors doing so through the NSCC Process. The transaction fee will be limited to amounts that have been determined by Pax to be appropriate. The purpose of the transaction fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. When the Fund permits an in-kind purchaser to deposit cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed a higher transaction fee to offset the transaction cost to the Fund of buying those particular Deposit Securities. Every purchaser of a Creation Unit will receive a Prospectus that contains complete disclosure about the transaction fee, including the maximum amount of the transaction fee charged by the Fund. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum creation transaction fee for the Fund.

Name of Fund	Standard Creation Transaction Fee	Maximum Creation Transaction Fee
ESG Shares FTSE Environmental Technologies (ET50) Index Fund	$750	$3,000

Placement of Redemption Orders for the Fund

Orders to redeem Creation Units of the Fund must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Except as described herein, an order to redeem Creation Units of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as transfer agent) on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of designated portfolio securities (“Fund Securities”) to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115% (which percentage Pax may change from time to time) of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral be in the form of U.S. dollars in immediately-available funds and be held by State Street and marked to market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or to acquire the Deposit Securities and the Cash Component underlying such shares at any time, and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth in the section captioned “Determination of NAV.” If a redemption order is submitted to State Street by a DTC Participant on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the cut-off time on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust; that is, the Business Day on which the shares of the Fund are delivered through DTC to State Street by the cut-off time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a redeeming shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but that does not differ in total value from the applicable NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemption or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of the Fund may trade on their exchange(s) on days that the NYSE Arca is closed or that are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the NYSE Arca, on days when the NAV of the Fund could be significantly affected by events in the relevant markets.

Cash Redemptions

In the event that, in the sole discretion of the Trust, cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption.

Regular Holidays

The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T+3” (transaction date plus three Business Days). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T+3 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in any applicable foreign market. For every occurrence of one or more intervening holidays in an applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. The number of days required to deliver redemption proceeds in any given year is not expected to exceed fourteen calendar days for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the timing of redemptions.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Qualification as a Regulated Investment Company

The Fund intends to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)     derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)    diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)     distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Taxation of the Fund

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends (including “Capital Gain Dividends”, as defined below).

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income (including its net capital gains) will be subject to tax at corporate income tax rates without any deduction for distributions to shareholders, and all distributions from earnings and profits, including any distributions of net long-term capital gains and net tax-exempt income, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

The Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax.  Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of equalization accounting, will reduce the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders.  The Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

If the Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions by the Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or a part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income (and thus will not be eligible for taxation at the rates applicable to long-term capital gain) and will not be eligible for the dividends-received deduction for corporate shareholders.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund have held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Sale or Exchange of Shares

A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares in the Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Federal Tax Treatment of Certain Fund Investments

Transactions of the Fund in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, or defer the Fund’s ability to recognize losses. In particular, the Fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  These rules may in turn affect the amount, timing or character of the income distributed to shareholders by the Fund.

Foreign Investments

Income received by the Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If as of the end of the Fund’s taxable year more than 50% of the Fund’s assets consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Investment in PFICs

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFICs or on proceeds from dispositions of shares in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, the Fund may make an election to mark the gains (and to a limited extent losses) of a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. The Fund may also, in certain circumstances, elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include as income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such gains and losses are treated as ordinary income and loss. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in REMICs or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Non-U.S. Shareholders

In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “non-U.S. person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. person directly, would not be subject to withholding.

However, effective for taxable years beginning before January 1, 2010, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. person (w) that had not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. person and the non-U.S. person is a controlled foreign corporation) attributable to U.S. source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual non-U.S. person, and (ii) with respect to distributions (other than (a) distributions to an individual non-U.S. person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the RIC. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above.  It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010. Even if such legislation is enacted, depending on the circumstances, the Fund may make such designations with respect to all, some or none of their potentially eligible dividends or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Moreover, in the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Non-U.S. persons should contact their intermediaries regarding the application of these rules to their accounts.

In order to qualify for this exemption from withholding, a non-U.S. person needed to have complied with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such gains or losses are treated as short-term capital gains or losses. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Section 351

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

NET ASSET VALUE

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares of the Fund outstanding.  The NAV of the Fund’s shares is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the NYSE on each Business Day.

In accordance with regulations governing registered investment companies, the Fund’s transactions in portfolio securities and the purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The board of trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Fund’s portfolio securities and other assets (including any fair value pricing) and the NAV of the Fund’s shares to Pax, pursuant to valuation policies and procedures approved by the board of trustees (the “Valuation Procedures”).  Pax has, in turn, delegated various of these responsibilities to State Street, as the Fund’s custodian.  For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value.  The following summarizes the methods used by the Fund to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time).

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities.  If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day.  Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”).  Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments.  Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

Investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE.  However, the board of trustees of the Trust has determined that the use of local market closing prices to determine the value of foreign securities is unlikely to result in material dilution of the interests of the Fund’s shareholders due to the nature of the process by which Creation Units are purchased and redeemed, including (i) that Creation Unit transactions are expected to be effected principally through in-kind transfers of securities, rather than through cash, and (ii) that the difference between the NAV of the Fund calculated using local market closing prices for foreign securities and the NAV of the Fund calculated using an automated fair value model is not expected to differ materially from the difference between the values (calculated using such methodologies) of the securities to be transferred in-kind to and from the Fund in connection with the purchase and redemption of Creation Units.  In light of the foregoing determination, and in order to minimize the tracking error relative to each Fund’s Index that would result from the use of the Fund’s fair valuation methodologies to value foreign securities, the board of trustees has determined that the Fund generally will use local market closing prices to value foreign securities held by the Fund for purposes of calculating the NAV of the Fund.  The board of trustees intends, based on periodic reports prepared by Pax, to monitor the Fund’s use of local market closing prices to value foreign securities for such purposes, and may determine in the future to use a different methodology to value foreign securities for such purposes.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends.  The Fund expects to pay dividends of net investment income, if any, at least annually, and to make distributions of capital gains, if any, at least annually.  “Dividends” generally represent interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.  “Capital gains” generally represent net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for 12 months or less.  Dividends and distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the dividends and capital gain distributions to you.

MISCELLANEOUS INFORMATION

Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel to the Trust.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon St., Boston, Massachusetts 02116, serves as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

The Fund is newly organized and has not yet issued any financial statements.  Financial statements for the Fund’s first fiscal period will be available in the first shareholder report issued by the Fund following the date of this SAI.